UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-07443

Name of Registrant:	Vanguard Whitehall Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2003 - October 31, 2004

Item 1:	Reports to Shareholders

Vanguard® Selected Value Fund

October 31, 2004

YOUR FUND REPORT

CONTENTS

1	LETTER FROM THE CHAIRMAN

6	REPORT FROM THE ADVISOR

8	FUND PROFILE

9	GLOSSARY OF INVESTMENT TERMS

10	PERFORMANCE SUMMARY

11	YOUR FUND'S AFTER-TAX RETURNS

12	ABOUT YOUR FUND'S EXPENSES

14	FINANCIAL STATEMENTS

22	ADVANTAGES OF VANGUARD.COM

       SUMMARY

•	Vanguard Selected Value Fund earned 20.9%—topping the gains of its comparative measures and more than doubling the return of the broad market—during the 12 months ended October 31, 2004.

•	With oil prices skyrocketing, energy-related stocks posted the highest returns for both the fund and the broad market.

•	Consumer discretionary and financial services stocks contributed the most to your fund’s return, because of its heavy stakes in those sectors and great stock selection within those sectors. The consumer stocks in particular enhanced performance relative to the Russell Midcap Value Index.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

•	Communicate candidly not only about the rewards of investing but also about the risks and costs.

•	Maintain highly effective controls to safeguard your assets and protect your confidential information.

•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

The powerful broad-market rally that started early in 2003 slowed midway through your fund’s 2004 fiscal year, but value stocks—those considered “cheap” relative to company earnings, book value, and other measures—kept much of their momentum. Vanguard Selected Value Fund returned 20.9%, which was more than double the return of the broad U.S. stock market and superior to the results of the fund’s comparative measures.

The table below compares the fund’s 12-month return with the average result for its mutual fund peers as well as the returns for its benchmark index and the broad market, as measured by the Dow Jones Wilshire 5000 Composite Index. Total returns are based on price changes plus reinvested distributions. The table on page 5 shows the change in the fund’s share price during the period and its per-share distributions.

2004 Total Returns	Fiscal Year Ended October 31
Vanguard Selected Value Fund	20.9%

Russell Midcap Value Index	19.7

Average Mid-Cap Value Fund*	15.6

Dow Jones Wilshire 5000 Index	10.0

*Derived from data provided by Lipper Inc.

As the prices of its stocks rose during the fiscal year, the fund’s dividend yield fell from 2.23% to 1.97%, still above the yield of the broad stock market. If you own the Selected Value Fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 11.

STOCKS LOCKED IN THEIR EARLY GAINS

For the broad stock market, the gains recorded early in the fiscal year held at the end, despite sharp market swings in the latter half of the period. The Dow Jones Wilshire 5000 Index returned 10.0% for the 12 months. Investors digested the good and the bad as solid corporate earnings

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growth and positive economic reports competed for attention with ever-rising prices for crude oil and pronounced geopolitical uncertainties.

Smaller-capitalization stocks provided somewhat higher returns for the fiscal year than did large-caps. Across the market-cap spectrum, value-oriented stocks earned far better returns than growth-oriented issues (typically “pricier” stocks that are expected to produce above-average earnings growth). Value investors in general benefited handsomely from gains among companies producing and selling oil and raw materials. Returns from most international markets were enhanced for U.S.-based investors by continued weakness of the dollar relative to other major currencies.

THE BOND MARKET WAS SWAYED BY ECONOMIC UNCERTAINTIES

Yields of bonds fell during the first half of the period, boosting bond prices and returns. In April, however, yields began to climb on reports of higher-than-expected inflation and strong job growth. Yields tailed off again in August and September, as reports suggested the economic recovery had lost some steam. The yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, started the fiscal year at 4.29%, dropped to a low of 3.69% in March, climbed to 4.65% by the end of May, and finished the period at 4.02%.

Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, recorded another strong year, returning 5.5% for the 12 months, slightly ahead of their three-year average. Below-investment-grade bonds were the best performers, however, benefiting from improved corporate fundamentals and investors’ appetite for higher yields.

Market Barometer		Average Annual Total Returns Periods Ended October 31, 2004
		One Year	Three Years	Five Years
Stocks	Russell 1000 Index (Large-caps)	9.3%	4.5%	-1.6%

	Russell 2000 Index (Small-caps)	11.7	12.3	7.7

	Dow Jones Wilshire 5000 Index	10.0	5.8	-0.9

	(Entire market)

	MSCI All Country World Index

	ex USA (International)	19.7	11.6	0.4

Bonds	Lehman Aggregate Bond Index	5.5%	5.4%	7.6%
	(Broad taxable market)

	Lehman Municipal Bond Index	6.0	5.7	7.2

	Citigroup 3-Month Treasury Bill Index	1.1	1.4	2.9

CPI	Consumer Price Index	3.2%	2.4%	2.6%

The yield of the 3-month Treasury bill (a proxy for money market rates) rose 0.94 percentage point over the fiscal year in response to the Federal Reserve Board’s three separate actions—in June, August,

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and September—to raise its target for the federal funds rate. The Treasury bill, which yielded 0.95% at the start of the fiscal year, yielded 1.89% as of October 31.

STOCK SELECTION AND RISING OIL PRICES FUELED FUND’S SURGE

Your fund’s 20.9% return was broadly based, with double-digit gains in 10 of 12 industry sectors. The two exceptions were health care, where the return was almost flat, and technology, where the fund had virtually no assets—a plus since tech stocks in general fared poorly relative to most other sectors.

Unsurprisingly in a period when oil prices broke $55 a barrel, the steepest gains were made in the “other energy” sector, where good contributors included Reliant Energy, a power producer and marketer, and Kerr-McGee, the oil and gas exploration firm. Collectively, the stocks in this sector gained about 49% within the fund and contributed roughly 3 percentage points to the fund’s total return.

However, two other sectors—consumer discretionary and financial services—contributed even more to your fund’s bottom line because of their heavy weightings. Financial companies, representing about 22% of the fund’s assets on average, were its largest sector commitment, and they earned about 19%. Consumer discretionary stocks—an eclectic group ranging from Royal Caribbean Cruises to The Stanley Works, a toolmaker—made up 16% of fund assets on average and returned 30%. The latter sector was a key factor in the fund’s outperformance of the Russell Midcap Value Index, as the consumer discretionary stocks in the benchmark returned less than half that (+14%).

For more details on fund performance and individual holdings, see the Report from the Advisor on page 6.

A POOR START HAMPERED LONG-TERM PERFORMANCE

The table on page 4 shows your fund’s annualized return since its inception in 1996, along with the returns of its comparative measures and the broad market for the same period. The table also shows what would have happened to hypothetical $25,000 investments made in each at the start. As you can see, the Selected Value Fund has outpaced the broad market; however, it has trailed the Russell Midcap Value Index and the average peer fund by almost 4 percentage points in annualized return.

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This is a result of the fund’s relatively weak start, which continues to diminish its long-term results despite Selected Value’s commendable performance in recent years.

Since James Barrow, of Barrow, Hanley, Mewhinney & Strauss, assumed responsibility for the fund’s management in March 1999, the fund has had an annualized return of 12.6%, roughly on par with the average peer, but outpacing the benchmark index and the broad market by 2 and 12 percentage points, respectively.

Total Returns	February 15, 1996,* Through October 31, 2004
	Average Annual Return	Final Value of a $25,000 Initial Investment
Selected Value Fund	8.4%	$50,607

Russell Midcap Value Index	12.3	68,592

Average Mid-Cap

Value Fund	12.1	67,666

Dow Jones Wilshire

5000 Index	8.1	49,407

*Fund inception.

We believe that the Selected Value Fund can outpace peer funds over the long run because of a combination of investment management talent and Vanguard’s low costs. Barrow Hanley has logged an admirable track record both with Selected Value Fund and during its long tenure at Vanguard® Windsor™ II Fund. The Barrow Hanley team has been aided by Vanguard’s low expense ratios (operating costs as a percentage of net assets), which are typically a fraction of the average for peer groups. Even the most talented asset managers would have difficulty posting above-average returns consistently if they had to tack against the headwind of high costs year in and year out. (The table on page 13 compares your fund’s expense ratio with the average cost of its competitors.)

That said, we should also add that the advisor maintains a very concentrated portfolio—about 40 stocks as of October 31—which means that your fund’s performance can be significantly affected by the fortunes of just a few companies. As a result, Selected Value’s performance may be very different from that of its benchmarks and the broad market at any time.

NO FUND IS A SUBSTITUTE FOR DIVERSIFICATION

No matter how much a garnish or a dessert enhances a meal, success depends on the entrée. In a similar way, concentrated portfolios such as Selected Value are meant to add value to a core portfolio consisting of holdings diversified both across and within asset classes—stocks, bonds, and short-term reserves. Such balance provides some inoculation

4

against the costly mistakes that can derail your progress toward short- or long-term financial objectives. After all, if you lose 50% of an investment, you then must gain 100% just to break even. As part of a diversi-fied, balanced portfolio, the Selected Value Fund can play a vital role.

Thank you for entrusting your hard-earned money to us.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

NOVEMBER 17, 2004

Your Fund's Performance at a Glance		October 31, 2003-October 31, 2004

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
Selected Value Fund	$14.10	$16.76	$0.26	$0.00

5

REPORT FROM THE ADVISOR

Vanguard Selected Value Fund posted a return of 20.9% for the 12 months ended October 31, 2004, compared with 19.7% for the Russell Midcap Value Index and 15.6% for the average mid-cap value fund.

THE INVESTMENT ENVIRONMENT

Fiscal 2004 surely was a year that had many potentially troubling moments. There was the conflict in Iraq, which was not going well. The courts were busy with trials of corporate officials accused of malfeasance. The press was focused on the timing of mutual fund transactions and insurance price-fixing. Congress tried to pass legislation to improve corporate governance. The Securities and Exchange Commission had its enforcement division on full alert. The accounting auditors were looking for and finding gimmickry. Large oil companies were restating reserves downward. The prices of many industrial raw materials increased signifi-cantly, and the value of the U.S. dollar declined as much as 20%, depending on the currency. And yet, earnings were robust, credit conditions were relaxed, interest rates declined, consumer confidence improved, and the equity market was nicely positive across most sectors irrespective of size. Our fund had a respectable return versus the benchmarks.

OUR SUCCESSES

Several of our top contributors for the year, including Brunswick, Royal Caribbean Cruises, and Reynolds American (formerly R.J. Reynolds), continued to see their businesses strengthen on the basis of increased profitability and demand. In addition, Kerr-McGee performed strongly as the market recognized the company’s continued drilling success in the deepwater Gulf of Mexico and the underlying value of its extensive North American natural gas reserves.

Investment Philosophy

The advisor believes that superior long-term investment results can be obtained by emphasizing medium-size companies with reasonable financial strength whose stocks are out of favor and undervalued by the market, often because of special situations that have temporarily depressed profits.

OUR SHORTFALLS

Mylan Laboratories suffered sharply because of weakness in its generic

6

pharmaceutical subsidiary and a planned large (and uneconomical) acquisition of another drugmaker. Fortunately, we sold the majority of our position prior to this announcement. We sold the remainder after its value imploded. Hillenbrand Industries, a leading casket manufacturer and medical supply company, reduced its earnings forecast because of rising raw material costs and integration problems in its European operations. While both issues are affecting current profitability levels, the company is taking action to improve both and we expect earnings and valuation to lift. Tenet Healthcare performed poorly as a result of weaker-than-expected divestiture proceeds, a substantially slower earnings-recovery picture, and a worrisome liquidity position. We sold this holding.

THE FUND’S POSITIONING

We continue to find companies that have low price/earnings ratios, low price/book ratios, and high dividend yields. We have been adding companies that we believe offer both tremendous upside potential and a unique opportunity, and have been selling those that have either permanently impaired our investment thesis or met our valuation targets.

In the past six months we’ve acquired Advance Auto Parts, the second largest do-it-yourself auto parts retailer, with a commanding market share in the eastern half of the United States and with opportunities to further increase its profitability and market share; Valeant Pharmaceuticals, formerly ICN Pharmaceuticals, which looks promising under new management that is concentrating on certain key drugs and on restructuring the manufacturing process; and Wendy’s International, which not only owns or franchises more than 6,400 Wendy’s fast food restaurants, but also owns or franchises 2,527 Tim Hortons coffee shops and more than 283 Baja Fresh Mexican Grill quick-service restaurants.

Besides Mylan Laboratories and Tenet Healthcare, we also sold American Financial Group (it reached our price target); Brinker International, owner of Chili’s, Maggiano’s, Romano’s, and other franchises (because of heightened industry competition); MeadWestvaco (it reached our target price); and Viad (it split into two smaller companies that were not appropriate for the fund).

James P. Barrow, PORTFOLIO MANAGER

Mark Giambrone, PORTFOLIO MANAGER

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC	NOVEMBER 15, 2004

7

FUND PROFILE
As of 10/31/2004	This Profile provides a snapshot of the fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.

SELECTED VALUE FUND
Portfolio Characteristics	Fund	Comparative Index*	Broad Index**
Number of Stocks	39	563	5,004

Median Market Cap	$4.4B	$6.4B	$26.2B

Price/Earnings Ratio	17.9x	17.6x	22.0x

Price/Book Ratio	2.2x	2.0x	2.7x

Yield	2.0%	2.2%	1.6%

Return on Equity	12.5%	13.2%	15.8%

Earnings Growth Rate	3.2%	6.7%	7.4%

Foreign Holdings	5.5%	0.0%	0.9%

Turnover Rate	35%	—	—

Expense Ratio	0.60%	—	—

Short-Term Reserves	5%	—	—

Volatility Measures	Fund	Comparative Index*	Fund	Broad Index**
R-Squared	0.89	1.00	0.73	1.00

Beta	1.02	1.00	0.89	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**
Auto & Transportation	2%	4%	3%

Consumer Discretionary	16	12	16

Consumer Staples	11	5	6

Financial Services	28	32	23

Health Care	5	3	12

Integrated Oils	3	2	4

Other Energy	5	5	3

Materials & Processing	1	10	4

Producer Durables	6	5	4

Technology	0	6	14

Utilities	11	14	7

Other	7	2	4

Short-Term Reserves	5%	—	—

  *Russell Midcap Value Index.
**Dow Jones Wilshire 5000 Index.

Ten Largest Holdings (% of total net assets)
WellChoice Inc.	3.4%
(health care)

American Power Conversion Corp.	3.4
(electronics)

Willis Group Holdings Ltd.	3.2
(insurance)

Kerr-McGee Corp.	3.1
(energy and utilities)

TCF Financial Corp.	3.1
(banking)

Marathon Oil Corp.	3.1
(energy and utilities)

Dollar General Corp.	3.0
(retail)

The South Financial Group, Inc.	3.0
(banking)

American Financial Realty Trust REIT	3.0
(real estate)

The Stanley Works	2.9
(household products)

Top Ten	31.2%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

        Visit our website at Vanguard.com
for regularly updated fund information.

8

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

9

PERFORMANCE SUMMARY
As of 10/31/2004	All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

SELECTED VALUE FUND
Cumulative Performance February 15, 1996–October 31, 2004

	Average Annual Total Returns Periods Ended October 31, 2004			Final Value
	One Year	Five Years	Since Inception*	of a $25,000 Investment
Selected Value Fund**	19.75%	13.45%	8.44%	$50,607

Dow Jones Wilshire 5000 Index	10.00	-0.94	8.14	49,407

Russell Midcap Value Index	19.74	11.33	12.29	68,592

Average Mid-Cap Value Fund†	15.64	13.20	12.11	67,666

Fiscal-Year Total Returns (%) February 15, 1996–October 31, 2004

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total
Selected Value Fund	2/15/1996	23.98%	12.22%	6.91%	1.33%	8.24%
Fee-Adjusted Returns**		22.76	12.22	6.91	1.33	8.24

  *February 15, 1996.
**Reflective of the 1% fee that is assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than five years.
  †Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 18 for dividend and capital gains information.

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YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes. Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended October 31, 2004

	One Year*	Five Years	Since Inception**
Selected Value Fund
Returns Before Taxes	19.75%	13.45%	8.44%
Returns After Taxes on Distributions	19.44	12.76	7.70
Returns After Taxes on Distributions and Sale of Fund Shares	13.18	11.33	6.95

  *Reflective of the 1% fee that is assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than five years.
**February 15, 1996.

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ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return.

Six Months Ended October 31, 2004

Selected Value Fund	Beginning Account Value 4/30/2004	Ending Account Value 10/31/2004	Expenses Paid During Period*
Based on
Actual Fund Return	$1,000.00	$1,062.78	$2.90
Based on Hypothetical
5% Yearly Return	1,000.00	1,022.32	2.85

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.56%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

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Expense Ratios:
Your fund compared with its peer group

	Fund	Average Mid-Cap Value Fund
Selected Value Fund	0.60%	1.56%*

*Peer group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

Note that the expenses shown in the table on page 12 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, or the 1% fee assessed on redemptions of shares held for less than five years. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

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As of 10/31/2004	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Selected Value Fund	Shares	Market Value^ (000)
COMMON STOCKS (94.9%)

Auto & Transportation (2.2%)
Genuine Parts Co.	1,077,800	$ 42,993

Consumer Discretionary (16.3%)
Dollar General Corp.	3,037,100	58,464
The Stanley Works	1,265,200	56,327
* Weight Watchers
International, Inc.	1,535,200	55,144
Royal Caribbean Cruises, Ltd.	983,600	45,836
* Advance Auto Parts, Inc.	1,057,800	41,381
* Service Corp. International	4,726,900	31,245
Wendy's International, Inc.	734,400	24,507

		312,904

Consumer Staples (10.9%)
Reynolds American Inc.	813,700	56,031
* Dean Foods Co.	1,786,150	53,317
UST, Inc.	1,214,900	50,005
Carolina Group	1,830,100	49,522

		208,875

Financial Services (28.0%)
Banks—Outside New York (6.0%)
TCF Financial Corp.	1,890,200	59,579
The South Financial Group, Inc.	1,920,300	57,647

Financial Miscellaneous (2.9%)
Radian Group, Inc.	1,151,900	55,210

Insurance—Multiline (6.6%)
* WellChoice Inc.	1,566,600	65,421
Willis Group Holdings Ltd.	1,693,400	60,878

Insurance—Property-Casualty (3.2%)
XL Capital Ltd. Class A	542,500	39,331
Axis Capital Holdings Ltd.	910,300	22,812

Real Estate Investment Trusts (5.3%)
American Financial
Realty Trust REIT	3,914,400	57,542
Equity Office Properties
Trust REIT	1,612,300	45,338

14

Selected Value Fund	Shares	Market Value^ (000)
Rent & Lease Services—Commercial (1.7%)
Ryder System, Inc.	656,500	$ 32,891

Savings & Loan (2.3%)
People's Bank	1,208,550	45,308

		541,957

Health Care (5.2%)
* Triad Hospitals, Inc.	1,599,100	52,818
Valeant Pharmaceuticals
International	2,002,200	48,053

		100,871

Integrated Oils (3.1%)
Marathon Oil Corp.	1,549,900	59,067

Other Energy (4.5%)
Kerr-McGee Corp.	1,019,500	60,375
* Reliant Energy, Inc.	2,474,000	25,433

		85,808

Materials and Processing (1.5%)
Eastman Chemical Co.	599,400	28,453

Producer Durables (6.0%)
American Power
Conversion Corp.	3,386,600	65,294
Goodrich Corp.	1,603,400	49,433

		114,727

Utilities (10.8%)
Pinnacle West Capital Corp.	1,286,100	54,814
Entergy Corp.	791,400	51,726
FirstEnergy Corp.	906,800	37,478
Xcel Energy, Inc.	2,127,300	36,377
CenterPoint Energy Inc.	2,558,000	26,885

		207,280

Other (6.4%)
Hillenbrand Industries, Inc.	928,900	46,241
Brunswick Corp.	985,500	46,240
TT Industries, Inc.	382,600	31,044

		123,525

TOTAL COMMON STOCKS
(Cost $1,482,848)		1,826,460

TEMPORARY CASH INVESTMENTS (8.3%)

Vanguard Market Liquidity
Fund, 1.77%**	87,113,450	$87,113
Vanguard Market Liquidity
Fund, 1.77%**—Note G	73,405,500	73,406

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $160,519)		160,519

TOTAL INVESTMENTS (103.2%)
(Cost $1,643,367)		1,986,979

OTHER ASSETS AND LIABILITIES (-3.2%)

Other Assets—Note C		20,563
Security Lending Collateral
Payable to Brokers—Note G		(73,406)
Other Liabilities		(9,627)

		(62,470)

NET ASSETS (100%)

Applicable to 114,794,149 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$1,924,509

NET ASSET VALUE PER SHARE		$16.76

^See Note A in Notes to Financial Statements.
  *Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.

AT OCTOBER 31, 2004, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share
Paid-in Capital	$1,605,528	$13.99
Undistributed Net
Investment Income	19,888.17
Accumulated Net
Realized Losses	(44,519)	(.39)
Unrealized Appreciation	343,612	2.99

NET ASSETS	$1,924,509	$16.76

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

15

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Selected Value Fund Year Ended October 31, 2004 (000)
INVESTMENT INCOME
Income
Dividends	$ 36,868
Interest	788
Security Lending	195

Total Income	37,851

Expenses
Investment Advisory Fees—Note B
Basic Fee	3,600
Performance Adjustment	143
The Vanguard Group—Note C
Management and Administrative	5,624
Marketing and Distribution	190
Custodian Fees	20
Auditing Fees	15
Shareholders' Reports	30
Trustees' Fees and Expenses	2

Total Expenses	9,624
Expenses Paid Indirectly—Note D	(340)

Net Expenses	9,284

NET INVESTMENT INCOME	28,567

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	20,689

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	237,876

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$287,132

16

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	Selected Value Fund
	Year Ended October 31,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$28,567	$22,633
Realized Net Gain (Loss)	20,689	(7,606)
Change in Unrealized Appreciation (Depreciation)	237,876	254,789

Net Increase (Decrease) in Net Assets Resulting from Operations	287,132	269,816

Distributions
Net Investment Income	(23,825)	(22,483)
Realized Capital Gain	—	—

Total Distributions	(23,825)	(22,483)

Capital Share Transactions[1]
Issued	543,581	218,587
Issued in Lieu of Cash Distributions	20,860	19,975
Redeemed*	(168,401)	(278,749)

Net Increase (Decrease) from Capital Share Transactions	396,040	(40,187)

Total Increase (Decrease)	659,347	207,146

Net Assets
Beginning of Period	1,265,162	1,058,016

End of Period	$1,924,509	$1,265,162

[1]Shares Issued (Redeemed)
Issued	34,510	18,014
Issued in Lieu of Cash Distributions	1,398	1,748
Redeemed	(10,845)	(23,913)

Net Increase (Decrease) in Shares Outstanding	25,063	(4,151)

*Net of redemption fees of $683,000 and $1,003,000, respectively.

17

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Selected Value Fund

	Year Ended August 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$14.10	$11.27	$12.07	$11.42	$ 9.75
Investment Operations
Net Investment Income	.26	.25	.21	.15	.27
Net Realized and Unrealized Gain (Loss) on Investments*	2.66	2.82	(.84)	.74	1.56

Total from Investment Operations	2.92	3.07	(.63)	.89	1.83

Distributions
Dividends from Net Investment Income	(.26)	(.24)	(.17)	(.24)	(.16)
Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.26)	(.24)	(.17)	(.24)	(.16)

Net Asset Value, End of Period	$16.76	$14.10	$11.27	$12.07	$11.42

Total Return**	20.94%	27.74%	-5.38%	7.95%	19.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,925	$1,265	$1,058	$903	$152
Ratio of Total Expenses to Average Net Assets†	0.60%	0.78%	0.74%	0.70%	0.63%
Ratio of Net Investment Income to Average Net Assets	1.78%	2.05%	1.63%	1.67%	2.40%
Portfolio Turnover Rate	35%	40%	50%	67%	40%

  *Includes increases from redemption fees of $.01 in 2004, $.01 in 2003, $.01 in 2002, and $.00 in 2001.
**Total returns do not reflect the 1% fee assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than five years.
†Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.11%, 0.06%, (0.03%), and (0.23%).

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

18

NOTES TO FINANCIAL STATEMENTS

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.	Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.	Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell Midcap Index for periods prior to August 1, 2001, and the new benchmark, the Russell Midcap Value Index, beginning August 1, 2001. The benchmark change was fully phased in as of August 2004.

19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For the year ended October 31, 2004, the investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets before an increase of $143,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2004, the fund had contributed capital of $262,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.26% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2004, these arrangements reduced the fund’s expenses by $340,000 (an annual rate of 0.02% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes at October 31, 2004, the fund had $21,304,000 of ordinary income available for distribution. The fund had available realized losses of $44,453,000 to offset future net capital gains of $36,846,000 through October 31, 2010, and $7,607,000 through October 31, 2011. At October 31, 2004, net unrealized appreciation of investment securities for tax purposes was $343,612,000, consisting of unrealized gains of $358,393,000 on securities that had risen in value since their purchase and $14,781,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2004, the fund purchased $880,636,000 of investment securities and sold $543,707,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at October 31, 2004, was $71,263,000, for which the fund held cash collateral of $73,406,000.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Selected Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Selected Value Fund (the “Fund”) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 8, 2004

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD SELECTED VALUE FUND

This information for the fiscal year ended October 31, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $23,825,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

21

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22

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THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

† December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.	World Wide Web www.vanguard.com

All other marks are the exclusive property of their respective owners.	Fund Information 1-800-662-7447

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.	Direct Investor Account Services 1-800-662-2739

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.	Institutional Investor Services 1-800-523-1036

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.	Text Telephone 1-800-952-3335

© 2004 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

Q9340 122004

Vanguard® Mid-Cap Growth Fund

October 31, 2004

YOUR FUND REPORT

CONTENTS

  1 LETTER FROM THE CHAIRMAN
  6 REPORT FROM THE ADVISOR
  9 FUND PROFILE
10 GLOSSARY OF INVESTMENT TERMS
11 PERFORMANCE SUMMARY
12 YOUR FUND'S AFTER-TAX RETURNS
13 ABOUT YOUR FUND'S EXPENSES
15 FINANCIAL STATEMENTS
23 ADVANTAGES OF VANGUARD.COM

SUMMARY

• Vanguard Mid-Cap Growth Fund returned 0.4% during its 2004 fiscal year, well below the returns of its comparative measures.
• In a reversal of the previous fiscal year, growth stocks trailed the rest of the broad market by a large margin.
• The fund’s stock selections in the health care and consumer discretionary sectors were a drag on both relative and absolute performance.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.
• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
• Communicate candidly not only about the rewards of investing but also about the risks and costs.
• Maintain highly effective controls to safeguard your assets and protect your confidential information.
• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the 12 months ended October 31, 2004, growth stocks—whose prices reflect high expectations for future earnings growth—badly lagged the rest of the U.S. market. With its concentrated growth orientation, Vanguard Mid-Cap Growth Fund posted a disappointing fiscal-year return of 0.4%, trailing not just the return of the broad market but also those of the benchmark index and the average mutual fund peer.

The adjacent table shows the total returns for your fund and its comparative measures, including the broad market, as measured by the Dow Jones Wilshire 5000 Composite Index. Returns are based on capital change plus reinvested distributions. The table on page 5 shows your fund’s change in share price. The fund made no distributions during the period.

2004 Total Returns	Fiscal Year Ended October 31

Vanguard Mid-Cap Growth Fund	0.4%
Russell Midcap Growth Index	8.8
Average Mid-Cap Growth Fund*	5.3
Dow Jones Wilshire 5000 Index	10.0

*Derived from data provided by Lipper Inc.

STOCKS LOCKED IN THEIR EARLY GAINS

The rally in stocks that began in 2003 carried into January, but then lost momentum. For the broad stock market, the gains recorded early in the fiscal year held at the end, despite sharp market swings in the latter half of the period. Investors digested the good and the bad as solid corporate earnings growth and positive economic reports competed for attention with ever-rising prices for crude oil and pronounced geopolitical uncertainties. For the 12 months, the broad market returned 10.0%.

If you hold the fund in a taxable account, you can review its after-tax returns on page 12.

Smaller-capitalization stocks provided somewhat higher returns for the fiscal year than did large-caps. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their book values and other fundamental measures) earned far better returns than growth-oriented issues. Value investors benefited handsomely from gains among companies producing and selling oil and raw materials. Returns from most international markets were enhanced for U.S.-based investors by the continued weakness of the greenback relative to major currencies.

THE BOND MARKET WAS SWAYED BY ECONOMIC UNCERTAINTIES

Bond yields fell during the first half of the period, boosting bond prices and returns. In April, however, yields began to climb on reports of higher-than-expected inflation and strong job growth. Yields tailed off again in August and September, as reports suggested the economic recovery had lost some steam. The yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, started the fiscal year at 4.29%, dropped to a low of 3.69% in March, climbed to 4.65% by the end of May, and finished the period at 4.02%.

Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, recorded another strong year, returning 5.5% for the 12 months, slightly ahead of their three-year average. Below-investment-grade bonds were the best performers, however, benefiting from improved corporate fundamentals and investors’ appetite for higher yields.

The yield of the 3-month Treasury bill (a proxy for money market rates) rose 0.94 percentage point over the fiscal year in response to the Federal Reserve Board’s three separate actions—in June, August, and September—to raise its target for the federal funds rate. The Treasury bill, which yielded 0.95% at the start of the fiscal year, yielded 1.89% as of October 31.

DOWNTURNS IN BIGGEST COMMITMENTS WERE A DRAG ON PERFORMANCE

Because market sentiment turned defensive, the types of stocks that your fund invests in were out of favor through most of the fiscal period,

Market Barometer	Average Annual Total Returns Periods Ended October 31, 2004
	One Year	Three Years	Five Years

Stocks
Russell 1000 Index (Large-caps)	9.3%	4.5%	-1.6%
Russell 2000 Index (Small-caps)	11.7	12.3	7.7
Dow Jones Wilshire 5000 Index	10.0	5.8	-0.9
(Entire market)
MSCI All Country World Index
ex USA (International)	19.7	11.6	0.4

Bonds
Lehman Aggregate Bond Index	5.5%	5.4%	7.6%
(Broad taxable market)
Lehman Municipal Bond Index	6.0	5.7	7.2
Citigroup 3-Month Treasury Bill Index	1.1	1.4	2.9

CPI
Consumer Price Index	3.2%	2.4%	2.6%

causing your fund’s share price to fall through mid-August before rapidly recovering during the last 21/2 months of the year. The fund ended up slightly higher than when it began the period.

Of the ten industry sectors that your fund’s advisor, Provident Investment Counsel, invested in, six were in positive territory, with five posting substantial double-digit gains. However, of the four sectors that had negative returns, three happened to be your fund’s largest commitments—consumer discretionary, health care, and technology—which collectively made up about 70% of fund assets on average.

Consumer discretionary and health care stocks also played a significant role in your fund’s poor performance relative to the benchmark index. The advisor’s stock selections in the health care sector collectively returned about –6%, while the same sector in the Russell Midcap Growth Index returned 12%. Similarly, the fund’s consumer discretionary stocks fell –2%, while the index’s equivalent stocks gained 8%. Your fund also had little or no assets in areas such as consumer staples and materials & processing—defensive sectors that generally did very well during the period.

For further details on the fund’s performance and individual holdings, see the Report From the Advisor, which begins on page 6.

CONCENTRATED PORTFOLIO HAS LED TO OUTSTANDING LONG-TERM RESULTS

The advisor pursues a concentrated portfolio, as evidenced by the fund holding only 60 stocks at fiscal year-end. As such, a handful of stocks can have a disproportionately large impact on your fund—both good and bad—causing greater volatility and drastic performance differences from benchmarks. Furthermore, your advisor picks companies it deems to have the best and most rapid growth potential, with stock values only a partial consideration, making the fund “growthier” than even its growth-oriented benchmarks. This approach causes it to lag when such stocks are out of favor, as it did this past fiscal year.

Over longer periods, the fund’s aggressive stance has led to a stellar record. The accompanying table shows the annualized returns of the fund and its comparative measures, and the final result of a hypothetical $10,000 investment in each, since the fund’s inception at the end of 1997.

Total Returns	December 31, 1997,* Through October 31, 2004
	Average Annual Return	Final Value of a $10,000 Initial Investment

Mid-Cap Growth Fund	10.5%	$19,741
Russell Midcap
Growth Index	4.6	13,642
Average Mid-Cap
Growth Fund	5.3	14,192
Dow Jones
Wilshire 5000 Index	4.0	13,085

*Inception date.

The fund’s annualized return is more than double that of the benchmark index and well above the results of the other measures. Of course, a period of less than seven years is still a short time frame, and there is no guarantee that such outperformance will continue. However, the fund does have two advantages over competing funds: the advisor’s proven investment management skills and Vanguard’s low costs. Our funds typically have expense ratios (operating costs as a percentage of average net assets) that are a fraction of the average for their respective peer groups. (For a comparison of costs between your fund and its average peer, see the table on page 14.) Even the most talented asset managers would have difficulty posting above-average returns consistently when tacking against the headwind of high costs year in and year out.

NO FUND IS A SUBSTITUTE FOR DIVERSIFICATION

No matter how much a garnish or a dessert enhances a meal, success depends on the entrée. In a similar way, specialized concentrated portfolios such as Mid-Cap Growth are meant to add value to a core portfolio consisting of holdings diversified both across and within asset classes—stocks, bonds, and short-term reserves. Such balance provides some inoculation against the costly mistakes or market downturns that can derail your progress toward short- or long-term financial objectives. After all, if an investment falls by 50%, it must then gain 100% just to break even.

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As part of a diversified, balanced portfolio, the Mid-Cap Growth Fund can play a vital role. Thank you for entrusting your hard-earned money to us.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

NOVEMBER 20, 2004

Your Fund's Performance at a Glance		October 31, 2003-October 31, 2004
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Mid-Cap Growth Fund	$14.22	$14.28	$0.00	$0.00

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REPORT FROM THE ADVISOR

THE INVESTMENT ENVIRONMENT.

Over the past year, the U.S. equity markets provided investors with positive rates of return. During this period, investors strongly favored value-oriented stocks, as indicated by the outsized returns in the energy, financial, and consumer staples sectors. (Please note that in this commentary we refer to sectors as defined by the Global Industry Classification Standard, or GICS, rather than the Russell sectors cited elsewhere in this annual report.) The market’s propensity toward stocks with slower growth and lower price/earnings multiples was largely the result of an uncertain environment, including rising energy costs, a pending presidential election, an unresolved war, and an economy that began to appear less robust than most investors expected. All these concerns notwithstanding, earnings across many industries demonstrated strength in line with a continued economic recovery. Clearly the favorable backdrop of low interest rates and tax cuts helped to offset nervousness among investors.

Investment Philosophy

The advisor believes that superior long-term investment results can be achieved by selecting stocks of midsize U.S. companies that have attractive prospects for sustainable growth in both sales and profits. In particular, the advisor emphasizes companies that are operating in emerging and high-growth sectors of the economy.

Although recent corporate earnings announcements have been mixed, investors appear to have accepted a slower rate of economic growth and to have adjusted their earnings expectations accordingly. Last year, U.S. stocks broadly participated in the rising market; this year, successes have been more industry- and company-specific. In our view, there are still many pockets of the economy in which demand remains strong and companies can produce solid earnings growth. Such areas include select industrials, materials, medical equipment, leisure, luxury goods, and software.

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OUR SUCCESSES

The fund’s exposure to the telecommunication services, energy, and materials sectors helped its overall performance. Compared with the Russell Midcap Growth Index, we performed well in the technology sector, particularly in the software and technology services industries. However, the sector produced poor results overall, for both the fund and the index.

The five biggest contributors to the fund’s 12-month performance were Royal Caribbean Cruises (cruise line), Symantec (security software), VeriSign (security software), Nextel Partners (wireless services), and Cognizant Technology (computer services).

OUR SHORTFALLS

The fund’s technology stocks had a negative return, detracting from performance. The fund’s health care holdings also produced shortfalls during the year, particularly in the pharmaceutical and biotechnology industries. Finally, holdings in the industrials sector, especially educational services companies, hurt results for the year.

The five greatest detractors from performance over the 12 months were Corinthian Colleges (educational services), Amkor Technology (semiconductor packaging and testing), Taro Pharmaceutical Industries (generic drugs), SanDisk (flash-memory storage products), and ICOS (biotechnology).

THE OUTLOOK

After a protracted bear market and an economic recession, 2003 saw a broad market recovery fueled by a sharp rebound in profitability for many growth companies. In 2004, the market and business landscape changed. The continued, but choppy, economic recovery in the United States, coincident with increasing demand from rapidly growing economies abroad, has resulted in rising commodity and raw material costs for businesses. This trend, combined with the persistent increases in employee health care expenses, means that businesses are facing increasing cost pressures. At the same time, the business climate across virtually all sectors and industries is becoming increasingly competitive, in large measure because more firms based abroad are entering the arena.

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Companies that benefit from these trends, that have the ability to pass along higher costs to their customers, or that offer unique industry and product positions will continue to show strong revenue and earnings growth. We will continue to invest in such well-positioned companies. Finally, after a long period of relative underperformance by growth stocks, valuations for many of these companies are attractive.

Evelyn D. Lapham, CFA, MANAGING DIRECTOR
John J. Yoon, CFA, SENIOR VICE PRESIDENT

PROVIDENT INVESTMENT COUNSEL, INC.

NOVEMBER 16, 2004

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As of 10/31/2004

FUND PROFILE

This Profile provides a snapshot of the fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.

MID CAP GROWTH FUND

Portfolio Characteristics
	Fund	Comparative Index*	Broad Index**

Number of Stocks	60	483	5,004
Median Market Cap	$4.0B	$5.0B	$26.2B
Price/Earnings Ratio	32.9x	24.5x	22.0x
Price/Book Ratio	3.5x	3.8x	2.7x
Yield	0.0%	0.6%	1.6%
Return on Equity	14.5%	17.5%	15.8%
Earnings Growth Rate	18.0%	15.4%	7.4%
Foreign Holdings	4.2%	0.0%	0.9%
Turnover Rate	102%	--	--
Expense Ratio	0.45%	--	--
Short-Term Reserves	1%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.90	1.00	0.72	1.00
Beta	0.99	1.00	1.10	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**

Auto & Transportation	4%	3%	3%
Consumer Discretionary	25	25	16
Consumer Staples	0	3	6
Financial Services	4	12	23
Health Care	19	17	12
Integrated Oils	0	0	4
Other Energy	5	5	3
Materials & Processing	3	4	4
Producer Durables	9	8	4
Technology	22	20	14
Utilities	6	2	7
Other	2	1	4
Short-Term Reserves	1%	--	--

  *Russell Midcap Growth Index.
**Dow Jones Wilshire 5000 Index.

Ten Largest Holdings (% of total net assets)

Royal Caribbean Cruises, Ltd.	3.1%
(consumer services)
Nextel Partners, Inc.	2.7
(telecommunications services)
Manpower Inc.	2.4
(business services)
VeriSign, Inc.	2.4
(computer software)
Precision Castparts Corp.	2.3
(industrial manufacturing)
NII Holdings Inc.	2.2
(telecommunications services)
QLogic Corp.	2.2
(computer hardware)
MGI Pharma, Inc.	2.2
(pharmaceuticals)
Brunswick Corp.	2.1
(automotive and transport)
Macromedia, Inc.	2.1
(computer software)

Top Ten	23.7%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

Visit our website at Vanguard.com
for regularly updated fund information.

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GLOSSARY OF INVESTMENT TERMS

Beta.      A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared.      A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield.      A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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As of 10/31/2004

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

MID-CAP GROWTH FUND

Cumulative Performance December 31, 1997–October 31, 2004

	Average Annual Total Returns Periods Ended October 31, 2004			Final Value
	One Year	Five Years	Since Inception*	of a $10,000 Investment

Mid-Cap Growth Fund	0.42%	4.46%	10.46%	$19,741
Dow Jones Wilshire 5000 Index	10.00	-0.94	4.01	13,085
Russell Midcap Growth Index	8.77	-0.19	4.65	13,642
Average Mid-Cap Growth Fund**	5.26	-0.90	5.26	14,192

Fiscal-Year Total Returns (%) December 31, 1997–October 31, 2004

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since Inception*
	Inception Date	One Year	Five Years	Capital	Income	Total

Mid-Cap Growth Fund	12/31/1997	5.23%	5.05%	9.90%	0.00%	9.90%

  *December 31, 1997.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 19 for dividend and capital gains information.

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YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended October 31, 2004
	One Year	Five Years	Since Inception*

Mid-Cap Growth Fund
Returns Before Taxes	0.42%	4.46%	10.46%
Returns After Taxes on Distributions	0.42	2.39	8.86
Returns After Taxes on Distributions and Sale of Fund Shares	0.27	2.94	8.50

*December 31, 1997.

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ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

•Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Six Months Ended October 31, 2004
Mid-Cap Growth Fund	Beginning Account Value 4/30/2004	Ending Account Value 10/31/2004	Expenses Paid During Period*

Based on
Actual Fund Return	$1,000.00	$1,028.82	$2.14
Based on Hypothetical
5% Yearly Return	$1,000.00	$1,023.03	$2.14

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

•Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return.

You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

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Expense Ratios: Your fund compared with its peer group
	Fund	Average Mid-Cap Growth Fund

Mid-Cap Growth Fund	0.45%	1.70%*

*Peer group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

Note that the expenses shown in the table on page 13 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

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As of 10/31/2004     FINANCIAL STATEMENTS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Mid-Cap Growth Fund	Shares	Market Value^ (000)
COMMON STOCKS (99.3%)

Auto & Transportation (3.9%)
Southwest Airlines Co.	559,300	$8,820
BorgWarner, Inc.	179,000	8,302

		17,122

Consumer Discretionary (24.6%)
Consumer Electronics (3.6%)
* VeriSign, Inc.	387,850	10,406
Harman International
Industries, Inc.	44,500	5,348

Education--Services (1.7%)
Strayer Education, Inc.	42,570	4,131
* Education Management Corp.	133,550	3,582

Motel/Hotel (1.2%)
Marriott International, Inc. Class A	101,400	5,525

Jewelry, Watches& Gems (1.8%)
* Fossil, Inc.	261,700	7,788
Leisure Time (3.1%)
Royal Caribbean Cruises, Ltd.	290,250	13,526

Radio & Television Broadcasters (1.2%)
* Univision Communications Inc.	164,740	5,100

Retail (3.2%)
* PETCO Animal Supplies, Inc.	242,400	8,671
* AnnTaylor Stores Corp.	247,150	5,551

Services--Commercial (7.7%)
Manpower Inc.	236,090	10,683
* Iron Mountain, Inc.	249,675	8,252
* Monster Worldwide Inc.	282,900	7,935
* Getty Images, Inc.	120,405	7,120

Textiles--Apparel Manufacturing (1.1%)
* Columbia Sportswear Co.	83,200	5,022

		108,640

Financial Services (4.1%)
CIT Group Inc.	195,500	7,898

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Mid-Cap Growth Fund	Shares	Market Value^ (000)

TCF Financial Corp.	193,600	6,102
UCBH Holdings, Inc.	94,700	4,081

		18,081

Health Care (18.5%)
* MGI Pharma, Inc.	358,100	9,551
Cooper Cos., Inc.	130,594	9,187
* Cytyc Corp.	332,150	8,666
* Protein Design Labs, Inc.	421,900	8,079
* Varian Medical Systems, Inc.	193,300	7,761
* Kinetic Concepts, Inc.	149,950	7,472
* INAMED Corp.	139,350	7,407
* Stericycle, Inc.	158,750	7,196
* Caremark Rx, Inc.	224,500	6,728
* Millipore Corp.	121,900	5,606
Quest Diagnostics, Inc.	48,400	4,237

		81,890

Materials & Processing (3.5%)
Precision Castparts Corp.	172,300	10,338
Potash Corp. of Saskatchewan, Inc. 77,000		5,143

		15,481

Other Energy (5.5%)
ENSCO International, Inc.	226,455	6,918
Peabody Energy Corp.	73,500	4,688
Patterson-UTI Energy, Inc.	223,700	4,302
GlobalSantaFe Corp.	141,400	4,171
*National-Oilwell, Inc.	121,900	4,109

		24,188

Producer Durables (9.1%)
Tektronix, Inc.	294,200	8,923
*Thermo Electron Corp.	301,600	8,746
*Polycom, Inc.	404,612	8,355
Garmin Ltd.	146,000	7,300
Rockwell Collins, Inc.	199,300	7,069

		40,393

Technology (22.0%)
*QLogic Corp.	295,700	9,610
*Macromedia, Inc.	344,550	9,351
*Comverse Technology, Inc.	449,050	9,268
Rockwell Automation, Inc.	218,700	9,118
Adobe Systems, Inc.	153,650	8,609
*Jabil Circuit, Inc.	342,809	8,334
*Cognizant Technology
Solutions Corp.	213,300	7,252
*FLIR Systems, Inc.	119,300	6,348
*TIBCO Software Inc.	647,200	6,291
*Symantec Corp.	104,800	5,967
*NAVTEQ Corp.	145,770	5,876
*Anteon International Corp.	143,200	5,628
*Network Appliance, Inc.	221,900	5,430

		97,082

Utilities (6.0%)
*Nextel Partners, Inc.	702,600	11,832
*NII Holdings Inc.	224,550	9,941
*UnitedGlobalCom Inc. Class A	625,100	4,676

		26,449

Other (2.1%)
Brunswick Corp.	199,300	9,351

TOTAL COMMON STOCKS
(Cost $385,473)		438,677

TEMPORARY CASH INVESTMENTS (4.8%)

Vanguard Market Liquidity Fund,
1.77%**	3,829,529	3,830
Vanguard Market Liquidity Fund,
1.77%**--Note G	17,605,000	17,605

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $21,435)		21,435

TOTAL INVESTMENTS (104.1%)
(Cost $406,908)		460,112

OTHER ASSETS AND LIABILITIES (-4.1%)

Other Assets--Note C		5,529
Security Lending Collateral
Payable to Brokers--Note G		(17,605)
Other Liabilities		(6,141)

		(18,217)

NET ASSETS (100%)

Applicable to 30,951,775 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$441,895

NET ASSET VALUE PER SHARE		$14.28

  ^See Note A in Notes to Financial Statements.
  *Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

AT OCTOBER 31, 2004, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share

Paid-in Capital	$418,935	$13.54
Accumulated Net
Investment Losses	(227)	(.01)
Accumulated Net
Realized Losses	(30,017)	(.97)
Unrealized Appreciation	53,204	1.72

NET ASSETS	$441,895	$14.28

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

16

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Mid-Cap Growth Fund Year Ended October 31, 2004 (000)

INVESTMENT INCOME
Income
Dividends	$859
Interest	170
Security Lending	29

Total Income	1,058

Expenses
Investment Advisory Fees--Note B
Basic Fee	964
Performance Adjustment	(197)
The Vanguard Group--Note C
Management and Administrative	783
Marketing and Distribution	61
Custodian Fees	10
Auditing Fees	15
Shareholders' Reports	11

Total Expenses	1,647
Expenses Paid Indirectly--Note D	(399)

Net Expenses	1,248

NET INVESTMENT INCOME (LOSS)	(190)

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	(21,802)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	21,640

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(352)

17

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	Mid-Cap Growth Fund
	Year Ended October 31,
	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income (Loss)	(190)	$(149)
Realized Net Gain (Loss)	(21,802)	1,145
Change in Unrealized Appreciation (Depreciation)	21,640	34,339

Net Increase (Decrease) in Net Assets Resulting from Operations	(352)	35,335

Distributions
Net Investment Income	--	--
Realized Capital Gain	--	--

Total Distributions	--	--

Capital Share Transactions1
Issued	359,140	215,127
Issued in Lieu of Cash Distributions	--	--
Redeemed	(164,094)	(33,827)

Net Increase (Decrease) from Capital Share Transactions	195,046	181,300

Total Increase (Decrease)	194,694	216,635

Net Assets
Beginning of Period	247,201	30,566

End of Period	$441,895	$247,201

1Shares Issued (Redeemed)
Issued	25,339	17,167
Issued in Lieu of Cash Distributions	--	--
Redeemed	(11,771)	(2,740)

Net Increase (Decrease) in Shares Outstanding	13,568	14,427

18

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Mid-Cap Growth Fund
	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$14.22	$10.34	$12.22	$29.84	$15.87
Investment Operations
Net Investment Income (Loss)	(.01)	(.01)	(.10)	(.09)	(.22)
Net Realized and Unrealized Gain (Loss)
on Investments	.07	3.89	(1.78)	(10.82)	15.13

Total from Investment Operations	.06	3.88	(1.88)	(10.91)	14.91

Distributions
Dividends from Net Investment Income	--	--	--	--	--
Distributions from Realized Capital Gains	--	--	--	(6.71)	(.94)

Total Distributions	--	--	--	(6.71)	(.94)

Net Asset Value, End of Period	$14.28	$14.22	$10.34	$12.22	$29.84

Total Return	0.42%	37.52%	-15.38%	-45.99%	97.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$442	$247	$31	$30	$36
Ratio of Total Expenses to Average Net Assets*	0.45%	0.63%	1.24%**	1.39%**	1.39%**
Ratio of Net Expenses to Average
Net Assets--Note D*	0.34%	0.48%	1.24%	1.39%	1.39%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(.05%)	(0.18%)	(1.02%)	(1.02%)	(1.03%)
Portfolio Turnover Rate	102%	106%	221%	149%	186%

  *Includes performance-based investment advisory fee increases (decreases) of (0.05%) for 2004, (0.06%) for 2003, and 0.00% for 2002.
**Includes the fund’s share of expenses, net of fees waived and expenses absorbed, allocated from Provident Investment Counsel Mid Cap Portfolio, which was the fund’s sole investment prior to June 29, 2002. Expense ratios before waivers and reimbursements of expenses were 1.68%, 2.17%, and 2.19%, respectively.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

19

NOTES TO FINANCIAL STATEMENTS

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A.      The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders, if any, are recorded on the ex-dividend date.

5.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.      Provident Investment Counsel, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance since July 31, 2002, relative to the Russell Midcap Growth Index. For the year ended October 31, 2004, the investment advisory fee represented an effective annual basic rate of 0.27% of the fund’s average net assets before a decrease of $197,000 (0.05%) based on performance.

20

C.      The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2004, the fund had contributed capital of $60,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.      The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2004, these arrangements reduced the fund’s expenses by $399,000 (an annual rate of 0.11% of average net assets).

E.      Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, the fund had a net operating loss of $15,000 for the year ended October 31, 2004; this amount has been reclassified from accumulated net investment losses to paid-in capital. At October 31, 2004, the fund had available realized losses of $30,017,000 to offset future net capital gains of $5,623,000 through October 31, 2009, $2,500,000 through October 31, 2010, and $21,894,000 through October 31, 2012.

At October 31, 2004, net unrealized appreciation of investment securities for tax purposes was $53,204,000, consisting of unrealized gains of $60,139,000 on securities that had risen in value since their purchase and $6,935,000 in unrealized losses on securities that had fallen in value since their purchase.

F.      During the year ended October 31, 2004, the fund purchased $555,895,000 of investment securities and sold $358,798,000 of investment securities other than temporary cash investments.

G.      The market value of securities on loan to broker/dealers at October 31, 2004, was $17,234,000, for which the fund held cash collateral of $17,605,000.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Mid-Cap Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mid-Cap Growth Fund (the “Fund”) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 8, 2004

22

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23

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
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Fund Information
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Services
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© 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q3010 122004

Vanguard® International Explorer™ Fund

October 31, 2004

CONTENTS

1	LETTER FROM THE CHAIRMAN

6	REPORT FROM THE ADVISOR

9	FUND PROFILE

11	GLOSSARY OF INVESTMENT TERMS

12	PERFORMANCE SUMMARY

13	YOUR FUND'S AFTER-TAX RETURNS

14	ABOUT YOUR FUND'S EXPENSES

16	FINANCIAL STATEMENTS

Summary

•	Vanguard International Explorer Fund returned 23.8% for the 12 months ended October 31, 2004, exceeding the returns of its average peer fund and benchmark indexes.

•	Respectable performance in local markets around the globe was enhanced for U.S. investors by a weakening dollar.

•	The fund achieved positive returns in all sectors—including information technology, which had a negative return in the fund’s benchmark index.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.
• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
• Communicate candidly not only about the rewards of investing but also about the risks and costs.
• Maintain highly effective controls to safeguard your assets and protect your confidential information.
• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

Vanguard International Explorer Fund returned 23.8% for the 12 months ended October 31, 2004, exceeding the returns of the fund’s unmanaged benchmark indexes and average peer fund. Much of the fund’s gain came in the first half of the period, when economic growth in the United States and China was strongest. Solid returns in markets around the globe increased dramatically when translated into U.S. dollars, given the greenback’s decline relative to other major currencies.

2004 Total Returns	Fiscal Year Ended October 31
Vanguard International Explorer Fund	23.8%
S&P/Citigroup EM EPAC Index	22.4
Average International Small-Cap Fund*	18.5
MSCI All Country World Index ex USA	19.7

*Derived from data provided by Lipper Inc.

The fund’s performance attracted a high level of new investments earlier this year; as a result, the fund was closed to new investors on August 19, 2004.

Your fund’s starting and ending net asset values, as well as its income distributions, are presented in a table on page 5. Shareholders who own the International Explorer Fund in a taxable account may also wish to review the fund’s after-tax returns on page 13.

WEAK DOLLAR ENHANCED MIDDLING INTERNATIONAL STOCK GAINS

Developed stock markets produced respectable local-currency returns during the 12 months. As in the U.S. market, optimists ruled at the start of the fiscal year and reassumed market leadership at the close. During the interim, uncertainty prevailed. Markets declined as the world’s major economies seemed to downshift and geopolitical hot spots captured investors’ attention. The net result was a 19.7% return, in U.S. dollars, for the Morgan Stanley Capital International (MSCI)

1

Market Barometer	Average Annual Total Returns Periods Ended October 31, 2004
	One Year	Three Years	Five Years
Stocks
MSCI All Country World Index
ex USA (International)	19.7%	11.6%	0.4%
Russell 1000 Index (Large-caps)	9.3	4.5	-1.6
Russell 2000 Index (Small-caps)	11.7	12.3	7.7
Dow Jones Wilshire 5000 Index	10.0	5.8	-0.9
(Entire market)

Bonds
Lehman Aggregate Bond Index	5.5%	5.4%	7.6%
(Broad taxable market)
Lehman Municipal Bond Index	6.0	5.7	7.2
Citigroup 3-Month Treasury Bill Index	1.1	1.4	2.9

CPI
Consumer Price Index	3.2%	2.4%	2.6%

All Country World Index ex USA. By comparison, the Dow Jones Wilshire 5000 Composite Index, a measure of the broad U.S. market, returned 10.0%.

Equities in the Eurozone produced robust gains during the fiscal year, as companies benefited from continued low interest rates and the expansion of the European Union. While returns in Japan were among the globe’s most impressive in fiscal 2003, Japanese stocks cooled off considerably in fiscal 2004 as investors’ appetite for risk waned. Among Pacific Rim countries, Australia produced the strongest returns, exceeding even the Eurozone’s impressive results.

Emerging markets had impressive gains in both local currencies and dollars. These nations produce many of the commodities that are being consumed at a rapid clip by a growing China. In addition, some smaller emerging-markets countries are developing their own consumer bases, making their economies less dependent on exports.

THE BOND MARKET WAS SWAYED BY ECONOMIC UNCERTAINTIES

U.S. bond yields fell during the first half of the period, boosting bond prices and returns. In April, however, yields climbed on encouraging economic reports, but they then tailed off in August and September as the U.S. economy’s vigor again became suspect. The yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, started the fiscal year at 4.29% and finished it at 4.02%.

The yield of the 3-month Treasury bill (a proxy for money market rates) rose 0.94 percentage point over the fiscal year in response to the Federal Reserve Board’s three separate actions—in June, August, and September—to raise its target for the federal funds rate.

2

Central banks overseas proved more cautious than the Fed, generally keeping key interest rates unchanged. The United Kingdom was an exception. The Bank of England raised its benchmark rate five times during the 12 months, a cumulative 125-basis-point increase to 4.75%.

STOCKS IN EUROPE AND JAPAN CONTRIBUTED TO THE FUND'S PERFORMANCE

Vanguard International Explorer Fund’s emphasis on fast-growing, smaller companies that boast promising prospects and reasonably valued shares proved an effective approach to international stock markets during the past 12 months.

The advisor’s reliance on fundamental company-by-company research produced very strong performances in the fund’s most heavily weighted sectors and regions. The fund achieved positive returns in all ten sectors in which it invests—including information technology, which had a negative sector return in the benchmark. International Explorer also achieved strong gains in Europe, home to eight of the top-ten performers among the fund’s holdings during the period. While these companies shared the Eurozone domicile, they represented a wide diversity of businesses. Among the ten, for example, were an Austrian supplier of high-technology manufacturing equipment, a French road builder, an Irish marketing firm, and an Italian real estate manager.

Total Returns		12 Months Ended October 31, 2004
Index/Country	Based on Local Currency	Currency Impact	Based on U.S. Dollars
MSCI Europe	12.2%	+9.7%	21.9%
United Kingdom	11.5	+8.9	20.4
France	13.2	+10.7	23.9
Germany	9.1	+10.2	19.3
Switzerland	5.3	+11.8	17.1
Netherlands	4.9	+9.9	14.8
Italy	18.7	+11.2	29.9

MSCI Pacific	8.4%	+3.7%	12.1%
Japan	5.3	+3.7	9.0
Hong Kong	13.8	-0.2	13.6
Singapore	14.4	+5.2	19.6
Australia	19.9	+6.3	26.2

MSCI EAFE	10.9%	+7.9%	18.8%

Select Emerging
Markets	18.9%	+0.1%	19.0%

Dow Jones Wilshire
5000 Index
(United States)	10.0%	—	10.0%

The fund outperformed the Standard & Poor’s/Citigroup Extended Market Europe & Pacific (EM EPAC) Index, a benchmark of international small-capitalization stocks, partly because of superior stock selection in European countries and partly because the advisor recalibrated the fund’s exposure to individual markets. Relative to the benchmark, the fund had more assets in smaller countries, which the advisor considers to be more nimble and better able to adapt to a globalized economy. Finland, Ireland, and Greece were more heavily represented in the fund than in the benchmark, for example.

The fund’s performance relative to the benchmark was also enhanced by stock-picking in Japan, where the advisor has chosen to emphasize blue chip names over riskier stocks. The strategy worked well during the year.

The fund’s underweighting in Australian stocks proved to be a missed opportunity: Australia was the strongest-performing economy among the developed markets of the Pacific Rim. For more information on your fund’s performance, see the Report from the Advisor on page 6.

INVESTORS HAVE BEEN REWARDED OVER THE LONG TERM

Investors along for the full eight-year ride in the International Explorer Fund have seen three years of negative returns and five years of positive returns. The fund’s swings are a reminder that patience is essential when making an investment in international markets.

Total Returns	November 4, 1996,* Through October 31, 2004
	Average Annual Return	Final Value of a $25,000 Initial Investment
International Explorer Fund	11.5%	$59,574
S&P/Citigroup EM EPAC Index	5.0	36,800
Average International
Small-Cap Fund	9.1	50,115
MSCI All Country World
Index ex USA	3.9	33,808

*The fund's inception date.

The fund averaged an 11.5% annual return from inception through October 31, 2004, compared with returns of 5.0% for its international small-cap benchmark and 9.1% for the average peer fund. As shown in the adjacent table, a hypothetical initial investment of $25,000 at the fund’s 1996 inception would have grown to $59,574 at October 31, 2004. The same investment in the average peer fund would have amounted to $50,115 over the same period.

As with all Vanguard funds, International Explorer gives you the opportunity to participate in an investment managed with a consistent, promising strategy by an experienced advisor at a cost that is very low relative to competing offerings. To compare your fund’s expenses with the average cost of competing funds, see the table on page 15.

INTERNATIONAL EXPLORER IS BEST HELD AS PART OF A DIVERSIFIED PORTFOLIO

Small-cap stocks in the United States tend to be more volatile than their large-cap brethren. Adding the international factor to a small-cap approach introduces additional volatility. The potential for wide swings in returns each year can make such investments inappropriate for investors who have a time horizon of less than five years. While the volatility of international markets is beyond your control, you can decide on whether—and how much—you want to participate in those markets.

In addition to keeping time on your side and paying attention to costs, we recommend that you diversify your portfolio among stock, bond, and money market funds. It’s Vanguard’s view that international stocks generally should represent no more than 20% of the total stock assets in a well-diversified portfolio. International Explorer’s focus on small-cap stocks means it should represent only a piece of your international allocation, given the significant opportunities presented by large-cap stocks headquartered outside the United States.

Thank you for entrusting your hard-earned money to us.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

NOVEMBER 19, 2004

Your Fund's Performance at a Glance		October 31, 2003-October 31, 2004

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
International Explorer Fund	$11.89	$14.64	$0.067	$0.000

REPORT FROM THE ADVISOR

Vanguard International Explorer Fund returned 23.8% in fiscal 2004, which compared with a 22.4% rise in the S&P/Citigroup EM EPAC Index, a broad measure of the performance of smaller non-U.S. stocks.

THE INVESTMENT ENVIRONMENT

Most of the positive returns achieved by international small companies during the period came in the first six months, representing a continuation of the stock market rally that began in March 2003. Global growth remained robust and was reflected in strong momentum in corporate earnings. However, as the year progressed, investors began to focus on the more subdued prospects projected for fiscal 2005. Leading indicators peaked even as short-term interest rates in the United States, Australia, and the United Kingdom were rising. Oil prices were strong throughout the fiscal year, and although consumer price inflation remained generally subdued, the lack of companies' pricing power heightened concern about profit margins.

Investment Philosophy
The advisor believes that superior long-term investment results can be achieved in markets outside the United States by selecting stocks of smaller companies that are attractively valued and that have significant competitive advantages, solid fundamentals, high-quality management, and strong balance sheets.

Over the second half of the fiscal year, the markets exhibited a notably more defensive tone. Companies in sectors offering relatively high evidence of growth--including health care, utilities, and energy, where stocks drew additional strength from rising oil prices--performed well. Information technology and telecommunications companies were the notable laggards. However, despite the markets' more cautious tone in the second half of the period, smaller companies continued to hold their own, and for the fiscal year as a whole they performed well. The 22.4% rise in the EM EPAC Index compared with the 18.8% rise of the MSCI EAFE Index, with outperformance by smaller companies evident in every major region and sector.

OUR SUCCESSES AND SHORTFALLS

Once again, our stock selections in Europe were the main contributor to the fund's outperformance, with particularly robust returns by holdings in France, Italy, and Greece. In industry terms, our holdings in the industrials, financial, consumer discretionary, and information technology sectors performed particularly well--with notable outperformance by the fund's oil-services stocks as rising oil prices improved the prospects for exploration and development activity.

Our selections in Japan were also a significant positive for the fund. Outperformance by highly leveraged, cyclically sensitive stocks--a feature of the Japanese market in fiscal 2003--faded away as the prospects for a strong, domestically based economic recovery weakened. This resulted in better performances by higher-quality stocks and those offering visibility of earnings, which accounted for the bulk of the fund's holdings.

Our greatest disappointment during the fiscal year was the performance of our selections elsewhere in Asia. The biggest single negative factor was our underweighting of Australia, whose market--aided by strength in the currency--outpaced other regional bourses. Our stock selections generally underperformed the local indexes, with poor selections in the industrial and consumer discretionary sectors.

The performance of the fund's U.K. stocks was slightly behind that of the U.K. stocks in the benchmark. A number of our holdings in the consumer discretionary and health care sectors failed to meet both our expectations and those of the market. In an environment of rising short-term interest rates, stock prices were harshly treated in such circumstances.

THE FUND'S POSITIONING

Although the 2005 fiscal year has opened on a positive note for global equities, there are clear headwinds for the major economies. Fiscal and monetary stimuli are fading for the U.S. economy, which remains the major engine of world growth. Drivers of domestic growth in Japan and the major European economies remain weak, while in the latter the strength of the euro is a further deflationary factor.

With pressure on input costs, slowing revenue growth, and companies' limited scope to raise prices, the underlying trend is towards a compression in corporate profit margins. However, international equities should be supported by reasonable valuations and companies' scope to cut controllable costs. Given this outlook, we intend to maintain the fund's investment focus on quality companies that offer relatively visible and noncyclical growth.

Although, based on valuations, a strong case can no longer be made for investing in smaller companies relative to their larger peers, we believe that the environment we expect could still be conducive to good returns from an active small-capitalization strategy. While overall growth of gross domestic product in an economy may be relatively low, a well-placed smaller company can exploit the ever-present niches of real growth, driven by such factors as structural shifts, new technology, or regulatory change.

This is reflected in a number of the portfolio's key themes. Our overweighting in Europe is particularly marked in the peripheral economies, where the monetary and fiscal cost constraints to growth are far less than those in the core economies. In the United Kingdom, we continue to focus on the beneficiaries of strong growth in public investment; on niche consumer cyclicals; and on residential housing, where a structural imbalance between demand and supply subsists, although returns may be constrained until interest rates have clearly peaked.

Within Asia, we still have a relatively light position in Japan. The consensus view of recovery in the country's domestic demand is less optimistic than it was, but it still appears too sanguine in the face of the contraction in bank lending, sluggish government spending, and minimal growth in household incomes. However, Japanese companies' valuations are not excessive, and we continue to find plenty of attractive stocks, particularly in sectors such as consumer products, health care, and specialist manufacturing.

We continue to be overweight in selected smaller Asian and emerging markets. At an individual stock level, we are especially focused on companies benefiting from strong growth in domestic consumption and on manufacturing companies that are successfully gaining market share in less-competitive developed markets.

Matthew Dobbs, SENIOR VICE PRESIDENT

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

NOVEMBER 26, 2004

FUND PROFILE
As of 10/31/2004	This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged market index. Key terms are defined on page 11.

INTERNATIONAL EXPLORER FUND

Portfolio Characteristics

	Fund	Comparative Index*
Number of Stocks	252	2,744
Turnover Rate	21%	—
Expense Ratio	0.57%	—
Short-Term Reserves	1%	—

Volatility Measures

	Fund	Comparative Index*
R-Squared	0.94	1.00
Beta	1.06	1.00

Sector Diversification (% of portfolio)

	Fund	Comparative Index*
Consumer Discretionary	23%	22%
Consumer Staples	9	7
Energy	2	2
Financials	20	20
Health Care	4	6
Industrials	25	20
Information Technology	5	8
Materials	6	11
Telecommunication Services	2	1
Utilities	3	3

Short-Term Reserves	1%	—

Ten Largest Holdings (% of total net assets)
YIT-Yhtyma Oyj	1.1%
(construction)
Swedish Match AB	0.9
(consumer products)
Eiffage SA	0.9
(construction)
Hochtief AG	0.8
(construction)
Katokichi Co., Ltd.	0.8
(food and beverage)
Red Electrica de Espana SA	0.8
(energy and utilities)
C&C Group PLC	0.8
(food and beverage)
SES Global FDR	0.8
(telecommunications services)
DCC PLC	0.8
(business services)
Public Power Corp.	0.8
(energy and utilities)

Top Ten	8.5%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Allocation by Region (%of portfolio)

*S&P/Citigroup EM EPAC Index.
Country Diversification table is on the next page.

FUND PROFILE (CONTINUED)

Country Diversification (% of portfolio)	Fund	Comparative Index*
EUROPE
United Kingdom	24%	25%
France	6	8
Italy	5	4
Switzerland	5	7
Germany	5	6
Sweden	4	2
Ireland	3	1
Finland	3	2
Spain	3	4
Denmark	3	1
Greece	2	0
Netherlands	2	5
Belgium	1	1
Austria	1	0
Luxembourg	1	0
Norway	1	1

Subtotal	69%	67%

PACIFIC
Japan	19%	22%
Singapore	2	1
Australia	1	5
Hong Kong	1	2

Subtotal	23%	30%

EMERGING MARKETS
South Korea	4%	2%
India	1	0
Indonesia	1	0
Taiwan	1	0
Other Emerging Markets	0	1

Subtotal	7%	3%

Short-Term Reserves	1%	-

Total	100%	100%

*S&P/Citigroup EM EPAC Index.

      Visit our website at Vanguard.com
for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

PERFORMANCE SUMMARY
As of 10/31/2004	All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

INTERNATIONAL EXPLORER FUND

Cumulative Performance November 4, 1996–October 31, 2004

	Average Annual Total Returns Periods Ended October 31, 2004
	One Year	Five Years	Since Inception*	Final Value of a $25,000 Investment
International Explorer Fund**	23.79%	7.69%	11.48%	$59,574
MSCI All Country World Index ex USA	19.67	0.45	3.85	33,808
S&P/Citigroup EM EPAC Index	22.42	5.63	4.96	36,800
Average International Small-Cap Fund+	18.46	5.66	9.10	50,115

Fiscal-Year Total Returns (%) November 4, 1996–October 31, 2004

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total
International Explorer Fund**	11/4/1996	26.42%	7.43%	10.62%	0.57%	11.19%

*November 4, 1996.
**Total returns do not reflect the 2% redemption fee assessed on shares purchased on or after June 27, 2003, and held for less than two months.
†Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 23 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and (2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance—whether before or after taxes--does not guarantee future results.

Average Annual Total Returns	Periods Ended October 31, 2004

	One Year	Five Years	Since Inception*
International Explorer Fund**
Returns Before Taxes	23.79%	7.69%	11.48%
Returns After Taxes on Distributions	23.73	5.41	9.25
Returns After Taxes on Distributions and Sale of Fund Shares	15.61	5.27	8.66

*November 4, 1996.
**Total returns do not reflect the 2% redemption fee assessed on shares purchased on or after June 27, 2003, and held for less than two months.

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return.

You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2004

International Explorer Fund	Beginning Account Value 4/30/2004	Ending Account Value 10/31/2004	Expenses Paid During Period*
Based on Actual
Fund Return	$1,000.00	$1,055.52	$2.74
Based on Hypothetical
5% Yearly Return	$1,000.00	$1,022.47	$2.69

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.53%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Expense Ratios:
Your fund compared with its peer group

	Fund	Average International Small-Cap Fund
International Explorer Fund	0.57%	1.94%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

Note that the expenses shown in the table on page 14 are meant to highlight and help you compare ongoing costs only; they do not include your fund's low-balance fee or the 2% redemption fee that applies to shares held for less than two months. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

As of 10/31/2004	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund's semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund's Forms N-Q on the SEC's website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room (see the back cover of this report for further information).

International Explorer Fund	Shares	Market Value^ (000)
COMMON STOCKS (98.7%)

Australia (1.4%)
Lion Nathan Ltd.	2,000,000	$ 11,772
James Hardie Industries NV	2,047,800	9,637
Just Group Ltd.	400,000	881

		22,290

Austria (1.3%)
Andritz AG	199,090	12,207
Mayr-Melnhof Karton AG	56,680	7,971

		20,178

Belgium (1.4%)
*Option International NV	216,779	5,887
Barco NV	59,700	5,088
Compagnie Nationale
a Portefeuille	24,920	4,305
Sofina SA	62,540	3,628
GIMV NV NPV	40,332	1,724
Kinepolis Group	54,000	1,635

		22,267

China (0.3%)
Shenzhen
Expressway Co. Ltd.	13,400,000	4,821
The Guangshen
Railway Co., Ltd.	1,800,000	509

		5,330

Denmark (2.6%)
*Topdanmark A/S	152,410	10,711
*Jyske Bank A/S	280,800	9,037
Bang & Olufsen A/S B Shares	144,880	8,582
Coloplast A/S B Shares	76,750	7,594
Thrane & Thrane A/S	139,140	5,693

		41,617

Finland (3.2%)
YIT-Yhtyma Oyj	911,000	18,032
Kone Corp. B Shares	154,210	9,867
Finnlines Oyj	443,780	7,339
OKO Bank (Osuuspankkien
Keskuspankki Oyj)	502,725	6,446

	Shares	Market Value^ (000)
*Elisa Oyj Class A	375,970	$ 5,452
Alma Media Corp. Oyj	259,200	2,836

		49,972

France (5.6%)
Eiffage SA	140,223	13,904
Groupe Bourbon SA	237,753	11,644
Guyenne et Gascogne SA	86,690	8,635
Imerys SA	111,920	7,845
Compagnie des Alpes	97,504	7,553
*Nexity	280,987	6,680
Kaufman & Broad SA	140,060	6,325
*Groupe Partouche SA	323,310	6,128
Viel et Compagnie	923,485	4,440
Unibail Co.	28,000	3,669
Wendel Investissement	64,560	3,657
Gecina SA	36,000	3,105
Tessi SA	59,962	2,670
Norbert Dentressangle	33,480	1,619

		87,874

Germany (4.4%)
Hochtief AG	500,000	13,229
Vossloh AG	243,860	10,035
Grenkeleasing AG	258,512	9,750
Takkt AG	997,960	9,483
Rheinmetall AG Pfd.	197,470	8,038
*Techem AG	189,190	6,043
Schwarz Pharma AG	147,470	5,543
Aareal Bank AG	185,435	5,331
IKB Deutsche Industriebank AG	109,100	2,713

		70,165

Greece (1.9%)
Public Power Corp.	500,520	12,390
Babis Vovos International	520,870	7,686
*Hellenic Exchanges SA	796,870	7,197
Mytilineos Holdings SA	412,990	2,606

		29,879

Hong Kong (1.4%)
ASM Pacific Technology Ltd.	1,400,000	4,542
Dah Sing Financial Group	618,800	4,452
*Next Media Ltd.	7,999,000	3,135
Moulin International
Holdings Ltd.	4,890,000	2,670
Fountain Set (Holdings) Ltd.	3,300,000	2,480
Asia Aluminum Holdings Ltd.	18,188,000	2,056
Asia Satellite
Telecommunications
Holdings Ltd.	850,000	1,687
Kingmaker Footwear
Holdings Ltd.	3,805,836	1,100

		22,122

India (1.4%)
(1)Canara Bank Ltd.
Warrants Exp. 8/25/2006	1,722,000	5,592
(1)Reliance Capital
Warrants Exp. 10/16/2006	1,890,750	5,591
(1)Zee Telefilm
Warrants Exp. 5/19/2006	1,661,765	5,530
(1)LIC Housing
Warrants Exp. 11/13/2006	1,638,940	5,116

		21,829

Indonesia (0.9%)
PT Bank Central Asia Tbk	44,857,000	11,830
PT Bank Rakyat Indonesia Tbk	11,000,000	2,357

		14,187

Ireland (3.3%)
C&C Group PLC	3,823,165	12,450
DCC PLC	613,130	12,401
*Eircom Group PLC	4,636,930	9,673
Jurys Doyle Hotel Group PLC	709,470	9,422
Anglo Irish Bank Corp. PLC	338,370	6,413
*Eircom Group PLC
(United Kingdom)	767,620	1,606

		51,965

Italy (5.3%)
Mondadori (Arnoldo)
Editore SpA	1,139,650	11,293
Beni Stabili SpA	12,459,180	10,809
Autostrada Torino-Milano SpA	453,130	10,347
*Azimut Holding SpA	2,234,403	9,863
Ergo Previdenza SpA	1,894,660	9,761
Compagnie Industriali
Riunite SpA	4,038,250	9,298
ACEA SpA	868,858	8,941
Sol SpA	1,712,769	8,497
Italmobiliare SpA	52,020	2,809
Italmobiliare SpA
Non-Convertible Risp	69,530	2,671

		84,289

Japan (18.7%)
Katokichi Co., Ltd.	680,000	12,762
Tokyo Ohka Kogyo Co., Ltd.	670,000	12,335
Nissin Co., Ltd.	5,800,000	12,016
Nipro Corp.	800,000	11,888
*Circle K Sunkus Co., Ltd.	470,000	11,264
Sumitomo Titanium Corp.	220,000	10,483
Q.P. Corp.	1,200,000	10,227
Gunze Ltd.	2,200,000	10,069
Nissin Healthcare Food
Service Co. Ltd.	520,000	9,843
Sato Corp.	400,000	9,681

International Explorer Fund	Shares	Market Value^ (000)
Paris Miki Inc.	480,000	$ 9,221
Nippon Chemi-Con Corp.	1,580,000	7,707
Teikoku Oil Co., Ltd.	1,400,000	7,673
Eneserve Corp.	200,000	7,534
Nippon Sanso Corp.	1,500,000	7,458
XEBIO Co., Ltd.	250,000	6,663
Saizeriya Co., Ltd.	390,000	6,659
Hokuetsu Paper Mills, Ltd.	1,200,000	6,306
KOA Corp.	900,000	6,297
The Hiroshima Bank, Ltd.	1,300,000	6,060
Dowa Mining Co. Ltd.	950,000	5,726
Daicel Chemical Industries Ltd.	1,200,000	5,662
Santen Pharmaceutical Co. Ltd.	310,000	5,605
Sumitomo Warehouse Co. Ltd.	1,300,000	5,534
*Sega Sammy Holdings Inc.	100,000	4,633
Plenus Co. Ltd.	165,000	4,475
Meitec Corp.	118,125	4,438
Idec Izumi Corp.	470,000	4,355
Kureha Chemical Industry Co.	1,100,000	4,237
Ushio Inc.	240,000	4,150
Takamatsu Corp.	118,100	4,004
TOC Co., Ltd.	500,000	3,988
Toyo Tire & Rubber Co., Ltd.	1,300,000	3,881
Ariake Japan Co., Ltd.	150,000	3,793
Nishimatsu Construction Co.	1,200,000	3,729
ABC-Mart Inc.	180,000	3,653
Toppan Forms Co., Ltd.	290,000	3,479
Tsubaki Nakashima Co., Ltd.	270,000	3,219
Sanyo Chemical Industries, Ltd.	440,000	3,079
Japan Airport Terminal Co., Ltd.	314,000	2,945
Osaka Securities
Exchange Co., Ltd.	1,000	2,919
Maeda Corp.	655,000	2,862
Belluna Co., Ltd.	87,900	2,848
Bellsystem24, Inc.	10,000	2,571
Nippon System
Development Co., Ltd.	153,500	2,514
Mimasu Semiconductor
Industry Co., Ltd.	189,000	2,399
Sohgo Security
Services Co. , Ltd.	150,000	2,043
NEC Systems	170,000	1,361
Inaba Denki Sangyo Co., Ltd.	65,000	1,353
*D & M Holdings Inc.	630,000	1,305
Nippon Thompson Co., Ltd.	200,000	1,147
AUCNET Inc.	50,000	916
Toho Real Estate Co., Ltd.	242,000	912
Glory Ltd.	58,200	869
*WOWOW Inc.	349	809
Tsuruha Co., Ltd.	30,000	740
Sammy Corp.
Warrants Exp. 6/30/2006	1,480	61
Resorttrust, Inc.	300	8
Belluna Co. Ltd.
Warrants Exp. 9/29/2006	1,500	—

		294,368

Luxembourg (0.8%)
SES Global FDR	1,207,248	12,439

Netherlands (1.6%)
Fugro NV	118,092	9,148
Koninklijke Vopak NV	481,400	8,732
Koninklijke Ten Cate NV	87,944	5,146
Grolsch NV	70,641	1,887

		24,913

Norway (0.7%)
*Golar LNG Ltd.	392,440	6,201
Findexa Ltd.	1,600,000	5,257

		11,458

Singapore (1.4%)
*United Test and Assembly
Center Ltd.	18,000,000	5,891
Sembcorp Industries Ltd.	4,500,000	4,135
Venture Corp. Ltd.	400,000	3,795
Singapore Airport Terminal
Services Ltd.	2,967,000	3,474
YHI International Ltd.	3,200,000	2,018
MobileOne Ltd.	2,000,000	1,994
Seksun Corp. Ltd.	3,700,000	833
Chuan Hup Holdings Ltd.	1,561,000	623

		22,763

South Korea (3.7%)
Hyundai Mobis	208,930	10,712
Hyundai Department
Store Co., Ltd.	337,820	9,807
Daegu Bank	1,400,000	8,379
Pusan Bank	1,300,000	8,187
*Seoul Securities Co.	2,055,670	5,747
G2R Inc.	289,420	5,429
Kangwon Land Inc.	461,839	5,157

		57,663

Spain (3.1%)
Red Electrica de Espana SA	675,750	12,576
Enagas SA	871,640	10,977
Indra Sistemas, SA	588,080	8,693
*Baron de Ley, SA	198,649	8,498
Compania de Distribucion
Integral Logista, SA	166,510	7,519

		48,263

	Shares	Market Value^ (000)
Sweden (4.3%)
Swedish Match AB	1,319,180	$ 14,512
*Oriflame Cosmetics SA	580,201	11,746
D. Carnegie & Co. AB	992,120	10,042
Saab AB	628,740	9,369
Axfood AB	278,520	8,438
*Transcom WorldWide SA
B Shares	2,068,080	8,257
*Capio AB	467,580	4,700
*(2) Wedins Skor &
Accessoarer AB B Shares	12,692,830	1,213

		68,277

Switzerland (5.2%)
Lindt & Spruengli AG	9,500	11,552
Kuoni Reisen Holding AG
(Registered)	30,480	11,518
Jelmoli Holding AG	8,660	11,338
Geberit AG	15,180	9,855
Schindler Holding AG (Ptg. Ctf.)	27,360	8,728
Valora Holding AG	34,160	7,790
Helvetia Patria Holding AG	48,300	7,638
Mobilezone Holding AG	1,386,830	4,710
BKW FMB Energie AG	8,287	4,483
Bank Sarasin & Cie AG	2,810	4,239

		81,851

Taiwan (0.7%)
*E.Sun Financial Holding
Company Ltd. GDR	416,355	7,104
(1)Basso Industry
Warrants Exp. 5/26/2006	2,063,260	4,747

		11,851

United Kingdom (24.1%)
Britannic Group PLC	1,675,000	11,724
Alexon Group PLC	1,775,000	11,708
SIG PLC	1,200,000	10,955
Abbot Group PLC	2,700,000	10,538
Carillion PLC	2,650,000	10,500
Findel PLC	1,350,000	10,457
Bellway PLC	760,000	9,428
Balfour Beatty PLC	1,850,000	9,195
Paragon Group Cos. PLC	1,390,000	8,863
ICAP PLC	2,000,000	8,575
Care U.K. PLC	1,325,000	8,412
Inchape PLC	310,000	8,395
Trinity Mirror PLC	700,000	8,273
J.D. Wetherspoon PLC	1,900,000	8,120
RAC PLC	650,000	8,015
Forth Ports PLC	370,000	7,946
WS Atkins PLC	650,000	7,908
Headlam Group PLC	1,100,000	7,886
Redrow PLC	1,275,000	7,692
Intermediate Capital Group PLC	400,000	7,681
John Laing PLC	1,700,000	7,484
Chrysalis Group PLC	2,325,000	7,455
Somerfield PLC	3,000,000	7,366
Mersey Docks & Harbour Co.	500,000	7,334
Whatman PLC	2,000,000	7,329
Quintain Estates &
Development PLC	850,000	7,145
Babcock International
Group PLC	3,269,422	7,009
The Go-Ahead Group PLC	300,000	6,954
The Future Network PLC	6,500,000	6,899
Greggs PLC	100,000	6,871
Wilson Bowden PLC	360,000	6,451
Close Brothers Group PLC	525,000	6,387
Speedy Hire PLC	770,000	6,232
Domestic & General Group PLC	525,000	5,892
Stagecoach Group PLC	3,500,000	5,692
London Merchant Securities PLC	1,600,000	5,497
Stanley Leisure PLC	700,000	5,326
Games Workshop Group PLC	350,000	5,214
Meggitt PLC	1,140,000	5,128
*London Clubs International PLC	2,200,000	4,696
*Eidos PLC	2,851,133	4,623
Nestor Healthcare Group PLC	2,149,235	4,578
Devro PLC	2,050,000	4,507
First Choice Holidays PLC	1,800,000	4,436
Shaftesbury PLC	850,000	4,357
AEA Technology PLC	1,250,724	4,212
Alfred McAlpine Group PLC	800,000	4,075
The Davis Service Group PLC	600,000	3,980
Low & Bonar PLC	1,600,000	3,327
Goldshield Group PLC	850,000	3,271
BPP Holdings PLC	540,000	3,107
Taylor Woodrow PLC	725,400	3,077
Westbury PLC	400,000	2,778
French Connection Group, PLC	461,255	2,696
*The Berkeley Group Holdings	120,000	2,617
Liontrust Asset
Management PLC	428,549	2,356
Photo-Me International PLC	1,100,000	2,111
Alpha Airports Group PLC	1,200,000	1,910
McCarthy & Stone PLC	143,765	1,525
Lawrence PLC	200,000	1,370
Autologic Holdings PLC	228,279	1,217
*NDS Group PLC ADR	46,170	1,208
Reed Health Group PLC	984,540	920
Courts PLC	526,590	704

		379,594

TOTAL COMMON STOCKS
(Cost $1,381,005)		1,557,404

International Explorer Fund	Shares	Market Value^ (000)
TEMPORARY CASH INVESTMENTS (9.0%)

Vanguard Market
Liquidity Fund,
1.77	19,391,675	$ 19,392
Vanguard Market
Liquidity Fund,
1.77%**—Note G	121,991,575	121,992

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $141,384)		141,384

TOTAL INVESTMENTS (107.7%)
(Cost $1,522,389)		1,698,788

OTHER ASSETS AND LIABILITIES (-7.7%)

Other Assets—Note C		6,393
Security Lending Collateral Payable
to Brokers—Note G		(121,992)
Other Liabilities		(5,968)

		(121,567)

NET ASSETS (100%)

Applicable to 107,697,238 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		$1,577,221

NET ASSET VALUE PER SHARE		$14.64

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004, the aggregate value of these securities was $26,576,000, representing 1.7% of net assets.
(2)Considered an affiliated company of the fund, as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $1,213,000. See Note H in Notes to Financial Statements.
ADR—American Depositary Receipt.
FDR—Fiduciary Depositary Receipt.
GDR—Global Depositary Receipt.
(Ptg.Ctf.)—Participating Certificate.

	Amount (000)	Per Share
AT OCTOBER 31, 2004, NET ASSETS CONSISTED OF:
Paid-in Capital	$1,349,115	$12.53
Undistributed Net
Investment Income	19,807.18
Accumulated Net
Realized Gains	31,776.29
Unrealized Appreciation
Investment Securities	176,399	1.64
Foreign Currencies	124	—

NET ASSETS	$1,577,221	$14.64

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

International Explorer Fund Year Ended October 31, 2004 (000)
INVESTMENT INCOME
Income
Dividends*	$27,075
Interest	642
Security Lending	957

Total Income	28,674

Expenses
Investment Advisory Fees—Note B
Basic Fee	2,840
Performance Adjustment	—
The Vanguard Group—Note C
Management and Administrative	2,658
Marketing and Distribution	164
Custodian Fees	801
Auditing Fees	21
Shareholders' Reports	21
Trustees' Fees and Expenses	1

Total Expenses	6,506
Expenses Paid Indirectly—Note D	(387)

Net Expenses	6,119

NET INVESTMENT INCOME	22,555

REALIZED NET GAIN (LOSS)
Investment Securities Sold**	39,112
Foreign Currencies	(396)

REALIZED NET GAIN (LOSS)	38,716

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	125,853
Foreign Currencies	63

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	125,916

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$187,187

*Dividends are net of foreign withholding taxes of $1,539,000.
**Dividend income and realized net gain (loss) from affiliated companies of the fund were $0 and $0, respectively. See Note H in Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	International Explorer Fund
	Year Ended October 31,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$22,555	$2,300
Realized Net Gain (Loss)	38,716	1,080
Change in Unrealized Appreciation (Depreciation)	125,916	63,335

Net Increase (Decrease) in Net Assets Resulting from Operations	187,187	66,715

Distributions
Net Investment Income	(3,151)	(793)
Realized Capital Gain	—	—

Total Distributions	(3,151)	(793)

Capital Share Transactions[1]
Issued	1,163,426	369,137
Issued in Lieu of Cash Distributions	2,859	705
Redeemed*	(193,301)	(111,770)

Net Increase (Decrease) from Capital Share Transactions	972,984	258,072

Total Increase (Decrease)	1,157,020	323,994

Net Assets
Beginning of Period	420,201	96,207

End of Period	$1,577,221	$420,201

[1] Shares Issued (Redeemed)
Issued	86,392	35,913
Issued in Lieu of Cash Distributions	228	87
Redeemed	(14,261)	(12,522)

Net Increase (Decrease) in Shares Outstanding	72,359	23,478

*Net of redemption fees of $253,000 and $30,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

International Explorer Fund
	Year Ended October 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$11.89	$ 8.11	$9.07	$15.50	$14.29
Investment Operations
Net Investment Income (Loss)	.273*	.14*	.08	.05	(.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.544	3.70	(.90)	(3.78)	3.23

Total from Investment Operations	2.817	3.84	(.82)	(3.73)	3.18

Distributions
Dividends from Net Investment Income	(.067)	(.06)	(.14)	(.09)	(.01)
Distributions from Realized Capital Gains	—	—	—	(2.61)	(1.96)

Total Distributions	(.067)	(.06)	(.14)	(2.70)	(1.97)

Net Asset Value, End of Period	$14.64	$11.89	$8.11	$9.07	$15.50

Total Return**	23.79%	47.70%	-9.24%	-28.67%	22.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,577	$420	$96	$22	$19
Ratio of Expenses to Average Net Assets	0.57%	0.73%	1.04%†	1.50%†	1.50%†
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.96%	1.52%	1.13%	0.15%	(0.26%)
Portfolio Turnover Rate	21%	60%	40%	48%	86%

*Calculated based on average shares outstanding.
**Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
† Expense ratios before waivers and reimbursements of expenses were 1.55%, 2.19%, and 2.32%, respectively.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time, to determine whether a significant change in value has occurred. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.	Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.	Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.	Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Schroder Investment Management North America Inc. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance since July 31, 2002, relative to the S&P/Citigroup Extended Market Europe & Pacific Index. For the year ended October 31, 2004, the investment advisory fee represented an effective annual basic rate of 0.25% of the fund’s average net assets, with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2004, the fund had contributed capital of $214,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2004, these arrangements reduced the fund’s management and administrative expenses by $382,000 and custodian fees by $5,000. The total expense reduction represented an effective annual rate of 0.03% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2004, the fund realized net foreign currency losses of $396,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2004, the fund did not realize any gains on the sale of passive foreign investment companies. Unrealized appreciation on passive foreign investment company holdings at October 31, 2004, was $3,885,000, including $401,000 that has been distributed and is reflected in the balance of undistributed net investment income.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,434,000 from undistributed net investment income, and $1,854,000 from accumulated net realized gains, to paid-in capital.

The fund used a capital loss carryforward of $5,482,000 to offset taxable capital gains realized during the year ended October 31, 2004, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

For tax purposes, at October 31, 2004, the fund had $45,062,000 of ordinary income and $10,869,000 of long-term capital gains available for distribution.

At October 31, 2004, net unrealized appreciation of investment securities for tax purposes was $172,514,000, consisting of unrealized gains of $215,470,000 on securities that had risen in value since their purchase and $42,956,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2004, the fund purchased $1,235,316,000 of investment securities and sold $230,071,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at October 31, 2004, was $115,138,000, for which the fund held cash collateral of $121,992,000.

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period ended October 31, 2004, in securities of affiliated companies were as follows:

	(000)
		Current Period Transactions
	Oct. 31, 2003 Market Value	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Oct. 31, 2004 Market Value
Wedins Skor & Accessoarer AB
B Shares	n/a*	$2,997	—	—	$1,213

*At October 31, 2003, the security was not an affiliated company of the fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard International Explorer Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Explorer Fund (the “Fund”) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia,Pennsylvania

December 8, 2004

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD INTERNATIONAL EXPLORER FUND

This information for the fiscal year ended October 31, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,975,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through to shareholders foreign source income of $28,480,000 and foreign taxes paid of $1,405,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2004. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2005.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

† December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Explorer,and the ship logo are trademarks of The Vanguard Group, Inc.	World Wide Web www.vanguard.com

All other marks are the exclusive property of their respective owners.	Fund Information 1-800-662-7447

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.	Direct Investor Account Services 1-800-662-2739

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.	Institutional Investor Services 1-800-523-1036

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.	Text Telephone 1-800-952-3335

© 2004 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

Q1260 122004

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2004: $50,000
Fiscal Year Ended October 31, 2003: $43,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended October 31, 2004: $1,685,500
Fiscal Year Ended October 31, 2003: $1,620,200

(b)     Audit-Related Fees.

Fiscal Year Ended October 31, 2004: $257,800
Fiscal Year Ended October 31, 2003: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended October 31, 2004: $76,400
Fiscal Year Ended October 31, 2003: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended October 31, 2004: $0
Fiscal Year Ended October 31, 2003: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2004: $76,400
Fiscal Year Ended October 31, 2003: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 14, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 14, 2004

VANGUARD WHITEHALL FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	December 14, 2004

*By Power of Attorney. Filed on December 20, 2004, see File Number 002-14336. Incorporated by Reference.